NYSE:	OK
FOR RELEASE:	Immediate
DATE:	October 18, 2000
CONTACT:	Albert T. Potas (616) 771-1931

Old Kent Reports Third Quarter Earnings
- Operating EPS increased 7.3% to $0.59 per share -

          Grand Rapids, Michigan  --  Old Kent reported its operating results for the quarter ended September 30, 2000. David Wagner, Chairman, President and CEO said, "Continued loan growth and the favorable credit quality we experienced were positive influences on our results this past quarter."

Third Quarter 2000 Financial Highlights:

Excluding merger related charges recognized during the previous year's third quarter:
•	Diluted earnings per share was $0.59 for the third quarter of 2000, a 7.3% increase over 1999.
•	Net income was $81.7 million, or 6.6% more than the third quarter of 1999.
•	Total (taxable equivalent) revenues increased 0.6% and operating expenses increased 0.2%.
•	The return on average common equity was 21.14% compared to 20.16% for the third quarter of 1999.
•	The return on average total assets was 1.47% versus 1.50% for the preceding year's third quarter.
•	Commercial loans increased to $9.1 billion at September 30, 2000, up 17.2% from that same date last year.
•	Consumer loans totaled $5.2 billion at September 30, 2000, 48.6% more than at September 30, 1999.
•	Nonperforming assets represented 0.40% of total assets and net loan charge-offs were 0.12% of average loans.

Revenues:

          Total taxable equivalent revenues, exclusive of security transactions, were $317.2 million for the third quarter of 2000. Net interest income for the third quarter of 2000 was $196 million, versus $199 million for the same year ago period. The favorable effects of growth in loans and an increase in total interest-earning assets were offset by the detrimental impact of rising interest rates over the past several quarters on the Corporation's funding costs. At September 30, 2000, total loans were $15.6 billion, 19.9% greater than the year ago level. Total interest-earning assets were $20.6 billion, or 10.8% more than last year. The net interest margin for the three months ended September 30, 2000, was 3.95% compared to 4.34% for the third quarter of 1999.

          Total non-interest revenues, excluding security transactions, increased by 4.5% to $115.2 million. Mortgage banking revenues, with production volumes down due to the effects of higher interest rates, decreased by 4.5% to $45.0 million. Investment management and trust revenues rose by 5.5% over last year's third quarter to $21.3 million and deposit account revenues increased 3.7% over the comparable 1999 period.

Expenses:

          Total non-interest operating expenses for the third quarter of 2000 rose negligibly compared to the year ago period.

Asset Quality:

          The Corporation's provision for credit losses was $8.6 million for the third quarter of 2000, similar to the $8.4 million for the same period in 1999. Net loan charge-offs for the three month period ended September 30, 2000 were $4.7 million, or 0.12% of total average loans for the quarter. For the same period of 1999, this ratio was 0.15%. At September 30, 2000, the allowance for credit losses was 1.43% of total loans compared to 1.59% twelve months earlier. Impaired loans were 0.50% of total loans at September 30, 2000, comparable to 0.48% one year earlier.

Year-to-date Results:

          Excluding special charges related to acquisitions during both 2000 and 1999, diluted operating earnings per share was $1.72 for the first nine months of 2000, compared to $1.58 for the same prior year period. On this same basis, net operating income was $239.0 million for the nine month period ended September 30, 2000, compared to $223.5 million for the same period of 1999. The returns on average common equity and average total assets were 20.77% and 1.48%, respectively, for the nine months ended September 30, 2000. These compared to returns of 19.59% and 1.45%, respectively, for the first nine months of 1999.

          Inclusive of after-tax merger related charges of $43.6 million, or $0.31 per share, diluted earnings per share was $1.41; net income was $195.4 million; and the returns on average common equity and total average assets were 17.33% and 1.21%, respectively, for the nine month period ended September 30, 2000.

Conference Call:

          Old Kent's management will host a conference call to discuss the operating results for the quarter ended September 30, 2000, at 11:00 a.m. (Eastern Daylight Time) on October 18, 2000. The conference may be accessed by dialing 800-553-2350 ("listen only" mode) just prior to the scheduled start time. A replay of the call will be available through October 25, 2000, by dialing 800-696-1588 (passcode: 817777). Participants located outside the United States may dial 303-267-1002. The call, on a "live" or replay basis, may also be accessed through Old Kent's website, www.oldkent.com.

Websites:

          Information about Old Kent and its products and services, including the OK Cafe and OK Invest Direct, is available through its website, www.oldkent.com, and through related sites: www.o ldkentfinadvisors.com; www.kentfunds.com; www.oldkentinsurance.com; and www.oldkentmortgage.com.

Description of Old Kent:

          Old Kent is a financial holding company headquartered in Grand Rapids, Michigan, with a 41 year history of consecutive increases in annual per share earnings and dividends. It operates nearly 300 banking offices in Michigan, Illinois and Indiana, as well as a nationwide mortgage lending franchise. At September 30, 2000, Old Kent had total assets of $22.5 billion.
EARNINGS SUMMARY:	2000	1999 (a) (b)	Percentage Change
Quarter ended September 30:
Before merger-related charges:
Basic Earnings per Share	$ 0.59	$ 0.55	7.3%
Diluted Earnings per Share	$ 0.59	$ 0.55	7.3%
Net Income	$ 81,654,000	$ 76,585,000	6.6%
After merger-related charges:
Basic Earnings per Share	$ 0.59	$ 0.42	40.5%
Diluted Earnings per Share	$ 0.59	$ 0.42	40.5%
Net Income	$ 81,654,000	$ 58,985,000	38.4%

Nine months ended September 30:
Before merger-related charges:
Basic Earnings per Share	$ 1.74	$ 1.60	8.8%
Basic Earnings per Share	$ 1.72	$ 1.58	8.9%
Net Income	$ 239,016,000	$ 223,480,000	7.0%

After merger-related charges:
Basic Earnings per Share	$ 1.42	$ 1.47	-3.4%
Diluted Earnings per Share	$ 1.41	$ 1.46	-3.4%
Net Income	$ 195,440,000	$ 205,880,000	-5.1%

Balance Sheet Data at September 30:
Commercial Loans	$9,111,279,000	$7,773,869,000	17.2%
Consumer Loans	5,177,922,000	3,484,713,000	48.6%
Residential Mortgage Loans	1,328,126,000	1,770,698,000	-25.0%
Total Loans	15,617,327,000	13,029,280,000	19.9%
Total Interest-earning Assets	20,602,640,000	18,598,596,000	10.8%
Core Deposits	14,503,562,000	14,471,318,000	0.2%
Total Deposits	16,758,128,000	15,660,840,000	7.0%
Total Assets	22,518,600,000	20,242,256,000	11.2%
Shareholders' Equity	1,601,649,000	1,500,271,000	6.8%

(a) adjusted to reflect a five percent stock dividend paid July 14, 2000.
(b) restated to include Merchants Bancorp, Inc. acquired February 11, 2000, and Grand Premier Financial, Inc. acquired April 1, 2000, in "pooling-of-interests" transactions.

###

Consolidated Key Financial Data(a)

[Amounts in thousands,		2nd Quarter		1st Quarter			3rd Quarter
except per share data]		2000		2000			1999
(Unaudited)	3rdQuarter	Excluding	2nd Quarter	Excluding	1st Quarter	4th Quarter	Excluding	3rd Quarter
Key Statistics	2000	Merger Charges	2000	Merger Charges	2000	1999	Merger Charges	1999

Net income	$81,654	$81,755	$55,685	$75,607	$58,101	$73,238	$76,585	$58,985
Basic earnings per share	$0.59	$0.59	$0.40	$0.55	$0.42	$0.53	$0.55	$0.42
Diluted earnings per share	0.59	0.59	0.40	0.54	0.42	0.53	0.55	0.42
Cash basis earnings per share(b)	0.62	0.62	0.43	0.57	0.44	0.56	0.58	0.45
Operating revenue per share(c)	2.29	2.28	2.28	2.23	2.23	2.25	2.25	2.25
Operating expense per share(c)	1.33	1.30	1.30	1.31	1.31	1.32	1.31	1.31
Return on average total assets	1.47%	1.50%	1.02%	1.46%	1.12%	1.43%	1.50%	1.15%
Return on average common equity	21.14	21.75	15.02	20.26	15.68	19.76	20.16	15.62
Net interest margin	3.95	4.04	4.04	4.17	4.17	4.25	4.34	4.34
Yield on average earning assets	8.59	8.40	8.40	8.19	8.19	8.01	7.95	7.95
Cost of average paying liabilities	5.23	4.93	4.93	4.57	4.57	4.33	4.16	4.16
Efficiency ratio(c)	58.07	56.91	56.91	58.83	58.83	58.45	58.29	58.29
Net profit margin	25.74	25.90	17.64	24.33	18.70	23.31	24.29	18.70
Common Stock Information (adjusted for stock dividends)
Book value per common share	$11.62	$11.06	$11.06	$10.86	$10.86	$10.70	$10.77	$10.77
Dividends paid per share	0.220	0.210	0.210	0.210	0.210	0.210	0.190	0.190
Per share price:
High	31.25	34.05	34.05	33.22	33.22	40.24	42.62	42.62
Low	26.56	26.61	26.61	22.74	22.74	31.96	34.89	34.89
Close	28.94	26.75	26.75	30.77	30.77	33.70	35.36	35.36
Outstanding shares at end of period	137,029	136,980	136,980	137,574	137,574	137,967	138,475	138,475
Number of shares used to compute:
Basic earnings per share	136,965	137,206	137,206	137,832	137,832	137,982	138,793	138,793
Diluted earnings per share	138,268	138,572	138,572	139,025	139,025	139,400	140,264	140,264

(a)Restated to include "pooling-of-interests" transactions:Grand Premier Financial, Inc. acquired April 1, 2000 and Merchants Bancorp, Inc, acquired February 11, 2000.
(b)Cash basis earnings per share excludes the effect of amortization of intangibles.
(c)Excludes non-recurring items.

Consolidated Key Financial Data(a)

[Amounts in thousands,		2ndQuarter		1st Quarter			3rd Quarter
except per share data]		2000		2000			1999
(Unaudited)	3rdQuarter	Excluding	2ndQuarter	Excluding	1st Quarter	4th Quarter	Excluding	3rd Quarter
Summary Income Statement	2000	Merger Charges	2000	Merger Charges	2000	1999	Merger Charges	1999

Taxable equivalent net interest income	$201,967	$201,922	$201,922	$197,573	$197,573	$200,857	$205,083	$205,083
Interest income	433,340	413,142	413,142	381,496	381,496	372,855	369,941	369,941
Interest expense	237,329	217,213	217,213	189,880	189,880	178,120	170,973	170,973
Net interest income	196,011	195,929	195,929	191,616	191,616	194,735	198,968	198,968
Provision for credit losses(operating)	8,599	8,970	8,970	10,632	10,632	12,870	8,358	8,358
Provision for credit losses (merger related)	-	-	8,000	-	4,000	-	-	-
Other income:
Mortgage banking revenues-net	45,020	44,840	44,840	42,843	42,843	49,896	47,127	47,127
Investment management & trust revenues	21,340	21,842	21,842	21,961	21,961	20,459	20,220	20,220
Deposit account revenues	20,751	20,551	20,551	19,817	19,817	20,424	20,014	20,014
Insurance sales commissions	5,984	5,636	5,636	6,478	6,478	5,699	6,160	6,160
Other	22,120	20,894	20,894	22,045	22,045	16,811	16,746	16,746
Total other income	115,215	113,763	113,763	113,144	113,144	113,289	110,267	110,267
Securities gains/(losses	4	10	10	(433)	(433)	(209)	8	8
Securities gains/(losses) (merger related)	-	-	(5,300)	-	(6,125)	-	-	-
Total	115,219	113,773	108,473	112,711	106,586	113,080	110,275	110,275
Other expense:
Salaries and employee benefits	94,540	92,356	92,356	96,510	96,510	93,704	95,921	95,921
Occupancy and equipment expense	27,824	27,022	27,022	26,707	26,707	28,221	26,407	26,407
Amortization of good- will & intangibles	4,600	4,755	4,755	4,770	4,770	4,873	4,972	4,972
Other	57,222	55,525	55,525	54,807	54,807	56,819	56,517	56,517
Total other expense	184,186	179,658	179,658	182,794	182,794	183,617	183,817	183,817
Merger charges	-	-	26,000	-	16,000	-	-	26,000
Total	184,186	179,658	205,658	182,794	198,794	183,617	183,817	209,817
Income before income taxes	118,445	121,074	81,774	110,901	84,776	111,328	117,068	91,068
Income taxes	36,791	39,319	39,319	35,294	35,294	38,090	40,483	40,483
Income taxes applicable to merger charges)	-	-	(13,230)	-	(8,619)	-	-	(8,400)
Net income	$81,654	$81,755	$55,685	$75,607	$58,101	$73,238	$76,585	$58,985

Dividend on preferred stock	(185)	(185)	(185)	(185)	(185)	(185)	(185)	(185)

Net Income Available to Common Shareholders	$81,469	$81,570	$55,500	$75,422	$57,916	$73,053	$76,400	$58,800

(Unaudited)	3rd Quarter 2000			2nd Quarter 2000			1st Quarter 2000
(Yields and rates are on a fully taxable-	Ending	Average	Yield/	Ending	Average	Yield/	Ending	Average	Yield/
equivalent basis, dollars in millions)	Balance	Balance	Rate	Balance	Balance	Rate	Balance	Balance	Rate
Assets:
Loans:
Commercial loans and leases	$9,111	$8,955	9.17%	$8,883	$8,788	8.99%	$8,603	$8,389	8.71%
Consumer loans	5,178	4,898	9.16	4,715	4,470	9.07	4,190	3,897	9.06
Residential mortgages	1,328	1,624	7.93	1,645	1,907	7.79	1,927	1,908	7.71
Total loans	15,617	15,477	9.03	15,243	15,165	8.86	14,720	14,194	8.67
Securities	4,006	3,792	6.85	3,807	3,860	6.59	3,858	3,880	6.46
Mortgages held-for-sale	935	1,071	8.37	1,229	989	8.43	913	883	8.12
Other interest-earning assets	45	32	6.43	21	32	6.37	40	45	5.63
Total earning assets	20,603	20,372	8.59	20,300	20,046	8.40	19,531	19,002	8.19
Unrealized gain/(loss) on S.A.F.S	(52)	(80)		(85)	(106)		(101)	(109)
Allowance for credit losses	(224)	(224)		(220)	(217)		(211)	(209)
Cash and due from banks	654	604		675	591		603	596
Goodwill and other intangibles	138	141		143	145		147	150
Mortgage servicing rights	293	290		267	297		287	285
Other assets	1,107	1,076		1,123	1,047		1,045	996
Total assets	$22,519	$22,179		$22,203	$21,803		$21,301	$20,711

Liabilities and shareholders' equity:
Savings deposits	$6,145	$6,146	3.53%	$6,087	$6,192	3.32%	$6,358	$6,344	3.24%
Negotiable and foreign deposits	2,254	2,262	6.65	2,346	1,954	6.36	1,368	1,350	5.59
Consumer time deposits	6,120	6,099	5.72	6,036	6,001	5.37	5,903	5,842	5.16
Total interest-bearing deposits	14,519	14,507	4.94	14,469	14,147	4.61	13,629	13,536	4.30
Federal funds purchased and
repurchase agreements	1,764	1,516	5.93	1,540	1,419	5.68	1,449	1,078	5.04
Other borrowed funds	1,586	1,662	6.60	1,709	1,890	6.45	1,909	1,897	5.94
Subordinated debt	350	277	7.40	200	170	6.93	100	100	6.74
Floating rate subordinated securities	100	100	7.76	100	100	7.43	100	100	7.25
Total interest-bearing funds	18,319	18,062	5.23	18,018	17,726	4.93	17,187	16,711	4.57
Demand deposits	2,239	2,255		2,337	2,261		2,282	2,199
Other liabilities	359	311		323	329		328	314
Shareholders' equity:
Preferred stock, common stock, surplus
and retained earnings	1,644	1,614		1,591	1,568		1,583	1,563
Net unrealized gain/(loss) on S.A.F.S	(42)	(63)		(66)	(81)		(79)	(76)
Total liabilities and
shareholders' equity	$22,519	$22,179		$22,203	$21,803		$21,301	$20,711

Selected Ratios
Net interest spread			3.36%			3.47%			3.62%
Net interest income as a percent
of average earning assets			3.95%			4.04%			4.17%
Total equity to total assets	7.11%			6.87%			7.06%
Tangible equity to tangible assets	6.54%			6.26%			6.41%

Memoranda
Core deposits	14,504	14,500		14,460	14,454		14,543	14,385
Total deposits	16,758	16,762		16,806	16,408		15,911	15,735
Mortgage servicing portfolio	15,367			14,154			15,358
Mortgage banking full-time equivalent employees	2,745			2,691			2,736
Total full-time equivalent employees	8,799			8,676			8,775

(Unaudited)	4th Quarter 1999			3rd Quarter 1999
(Yields and rates are on a fully taxable-	Ending	Average	Yield/	Ending	Average	Yield/
equivalent basis, dollars in millions)	Balance	Balance	Rate	Balance	Balance	Rate
Assets:
Loans:
Commercial loans and leases	$8,197	$7,910	8.52%	$7,773	$7,588	8.44%
Consumer loans	3,823	3,606	8.97	3,485	3,382	8.94
Residential mortgages	1,882	1,802	7.65	1,771	2,142	7.72
Total loans	13,902	13,318	8.52	13,029	13,112	8.45
Securities	3,944	4,071	6.45	4,026	4,198	6.60
Mortgages held-for-sale	901	1,248	8.02	1,452	1,404	7.53
Other interest-earning assets	32	181	5.16	92	111	4.89
Total earning assets	18,779	18,818	8.01	18,599	18,825	7.95
Unrealized gain/(loss) on S.A.F.S	(97)	(71)		(58)	(41)
Allowance for credit losses	(206)	(208)		(207)	(206)
Cash and due from banks	679	647		625	667
Goodwill and other intangibles	151	154		156	159
Mortgage servicing rights	278	291		278	280
Other assets	1,016	871		849	769
Total assets	$20,600	$20,502		$20,242	$20,453

Liabilities and shareholders' equity:
Savings deposits	$6,272	$6,266	3.07%	$6,211	$6,305	2.88%
Negotiable and foreign deposits	1,351	1,295	5.34	1,190	1,176	4.92
Consumer time deposits	5,819	5,914	4.93	5,946	5,992	4.85
Total interest-bearing deposits	13,442	13,475	4.11	13,347	13,473	3.94
Federal funds purchased and
repurchase agreements	1,004	835	4.51	766	941	4.38
Other borrowed funds	1,820	1,796	5.67	1,788	1,687	5.53
Subordinated debt	100	100	6.74	100	100	6.74
Floating rate subordinated securities	100	100	7.03	100	100	6.32
Total interest-bearing funds	16,466	16,306	4.33	16,101	16,301	4.16
Demand deposits	2,330	2,360		2,314	2,358
Other liabilities	318	348		327	279
Shareholders' equity:
Preferred stock, common stock, surplus
and retained earnings	1,563	1,534		1,538	1,541
Net unrealized gain/(loss) on S.A.F.S	(77)	(46)		(38)	(26)
Total liabilities and
shareholders' equity	$20,600	$20,502		$20,242	$20,453

Selected Ratios
Net interest spread			3.68%			3.79%
Net interest income as a percent
of average earning assets			4.25%			4.34%
Total equity to total assets	7.21%			7.41%
Tangible equity to tangible assets	6.53%			6.69%

Memoranda
Core deposits	14,421	14,540		14,471	14,655
Total deposits	15,772	15,835		15,661	15,831
Mortgage servicing portfolio	14,726			15,113
Mortgage banking full-time equivalent employees	2,778			2,951
Total full-time equivalent employees	8,884			9,202
(Unaudited)
Credit Quality	3rd Quarter 2000	2ndQuarter2000	1st Quarter 2000

Ending allowance for credit losses	$223.9	$219.7	$211.5
Nonperforming assets:
Nonaccrual	77.4	72.7	72.8
Renegotiated	1.4	1.7	1.8
Total impaired loans	78.8	74.4	74.6
Other real estate owned	12.1	9.1	7.3
Total nonperforming assets	90.9	83.5	81.9
Loans delinquent over 90 days	26.8	20.5	16.4
Gross charge-offs	11.6	17.6	16.3
Recoveries	6.9	8.8	6.4
Net charge-offs	4.7	8.8	9.9
Provision for credit losses	8.6	17.0	14.6

Key Ratios:
Allowance to loans	1.43%	1.44%	1.44%
Allowance to impaired loans	284.38	295.28	283.35
Impaired loans to loans	0.50	0.49	0.51
Nonperforming assets to assets	0.40	0.38	0.38
90 days delinquent to loans	0.17	0.13	0.11
Net charge-offs to average loans	0.12	0.23	0.28
(Unaudited)
Credit Quality	4th Quarter 1999	3rd Quarter 1999

Ending allowance for credit losses	$206.3	$206.8
Nonperforming assets:
Nonaccrual	66.4	60.5
Renegotiated	2.2	2.2
Total impaired loans	68.6	62.7
Other real estate owned	8.5	7.0
Total nonperforming assets	77.1	69.7
Loans delinquent over 90 days	14.9	19.4
Gross charge-offs	19.0	12.4
Recoveries	5.6	7.8
Net charge-offs	13.4	4.6
Provision for credit losses	12.9	8.4

Key Ratios:
Allowance to loans	1.48%	1.59%
Allowance to impaired loans	300.68	330.04
Impaired loans to loans	0.49	0.48
Nonperforming assets to assets	0.37	0.34
90days delinquent to loans	0.11	0.15
Netcharge-offs to average loans	0.42	0.15

Consolidated Key Financial Data(a)

[Amounts in thousands, except per share data] (Unaudited) Key Statistics	Excluding Merger Charges YTD Sept 30, 2000	YTD Sept 30, 2000	Excluding Merger Charges YTD Sept 30, 1999	YTD Sept 30, 1999
Net income	$239,016	$195,440	$223,480	$205,880
Basic earnings per share	$1.74	$1.42	$1.60	$1.47
Diluted earnings per share	1.72	1.41	1.58	1.46
Cash basis earnings per share(b)	1.81	1.50	1.68	1.55
Operating revenue per share(c)	6.81	6.81	6.61	6.61
Operating expense per share(c)	3.94	3.94	3.95	3.95
Return on average total assets	1.48%	1.21%	1.45%	1.33%
Return on average common equity	20.77	17.33	19.59	18.09
Net interest margin	4.05	4.05	4.21	4.21
Yield on average earning assets	8.40	8.40	7.82	7.82
Cost of average paying liabilities	4.92	4.92	4.15	4.15
Efficiency ratio(c)	57.93	57.93	59.70	59.70
Net profit margin	25.33	20.71	23.98	22.09
Common Stock Information (adjusted for stock dividends)
Book value per common share	$11.62	$11.62	$10.77	$10.77
Dividends paid per share	0.640	0.640	0.552	0.552
Per share price:
High	34.05	34.05	44.62	44.62
Low	22.74	22.74	34.89	34.89
Close	28.94	28.94	35.36	35.36
Outstanding shares at end of period	137,029	137,029	138,475	138,475
Number of shares used to compute:
Basic earnings per share	137,333	137,333	139,349	139,349
Diluted earnings per share	138,620	138,620	140,998	140,998
(a)Restated to include "pooling-of-interests" transactions: Grand Premier Financial, Inc., acquired April 1, 2000 and Merchants Bancorp, Inc., acquired February 11, 2000.
(b)Cash basis earnings per share excludes the effect of amortization of intangibles.
(c)Excludes non-recurring items.

Consolidated Key Financial Data(a)

[Amounts in thousands except per share data] (Unaudited) Summary Income Statement	Excluding Merger Charges YTD Sept 30, 2000	YTD Sept 30, 2000	Excluding Merger Charges YTD Sept 30, 1999	YTD Sept 30, 1999
Taxable equivalent net interest income	$601,460	$601,460	$596,259	$596,259
Interest income	1,227,978	1,227,978	1,088,508	1,088,508
Interest expense	644,423	644,423	510,125	510,125
Net interest income	583,555	583,555	578,383	578,383
Provision for credit losses (operating)	28,201	28,201	22,518	22,518
Provision for credit losses (merger related)	-	12,000	-	-
Other income:
Mortgage banking revenues - net	132,703	132,703	142,400	142,400
Investment management & trust revenues	65,142	65,142	60,183	60,183
Deposit account revenues	61,119	61,119	57,730	57,730
Insurance sales commissions	18,098	18,098	18,440	18,440
Other	65,059	65,059	56,824	56,824
Total other income	342,121	342,121	335,577	335,577
Securities gains/(losses)	(418)	(418)	8,072	8,072
Securities gains/(losses) (merger related)	-	(11,425)	-	-
Total	341,703	330,278	343,649	343,649
Other expense:
Salaries and employee benefits	283,406	283,406	287,520	287,520
Occupancy and equipment expense	81,554	81,554	79,123	79,123
Amortization of goodwill & intangibles	14,124	14,124	15,055	15,055
Other	167,554	167,554	174,564	174,564
Total other expense	546,638	546,638	556,262	556,262
Merger charges	-	42,000	-	26,000
Total	546,638	588,638	556,262	582,262
Income before income taxes	350,419	284,994	343,252	317,252
Income taxes	111,403	111,403	119,772	119,772
Income taxes (applicable to merger charges)	-	(21,849)	-	(8,400)
Net income	$239,016	$195,440	$223,480	$205,880

Preferred dividend	(555)	(555)	(555)	(555)

Net income available to common	$238,461	$194,885	$222,925	$205,325

Average Balances, Yields and Rates (a)

	Nine Months ended September 30,
(Yields and rates are on a fully taxable-	2000		1999
equivalent basis, dollars in thousands)	Average	Average	Average	Average
(Unaudited)	Balance	Rate	Balance	Rate
Assets:
Loans:
Commercial loans and leases	$8,711,374	8.96%	$7,257,535	8.40%
Consumer loans	4,423,497	9.10	3,132,960	8.94
Residential mortgages	1,812,401	7.81	2,104,124	7.66
Total loans	14,947,272	8.86	12,494,619	8.41
Securities	3,843,760	6.64	4,581,105	6.58
Mortgages held-for-sale	981,256	8.32	1,713,147	7.01
Other interest-earning assets	36,129	6.08	120,611	4.96
Total earning assets	19,808,417	8.40	18,909,482	7.82
Unrealized gain/(loss) on S.A.F.S	(98,609)		1,218
Allowance for credit losses	(216,316)		(203,173)
Cash and due from banks	597,187		684,110
Goodwill and other intangibles	145,429		162,269
Mortgage servicing rights	290,685		266,316
Other assets	1,039,811		798,373
Total assets	$21,566,604		$20,618,595

Liabilities and shareholders' equity:
Savings deposits	$6,227,118	3.36%	$6,192,120	2.82%
Negotiable and foreign deposits	1,856,979	6.29	1,422,264	4.87
Consumer time deposits	5,980,776	5.42	6,054,000	4.96
Total interest-bearing deposits	14,064,873	4.63	13,668,384	3.98
Federal funds purchased and
repurchase agreements	1,338,490	5.60	1,079,562	4.36
Other borrowed funds	1,815,524	6.32	1,473,265	5.28
Subordinated debt	182,663	7.12	100,000	6.74
Floating rate subordinated securities	100,000	7.48	100,000	6.20
Total interest-bearing funds	17,501,550	4.92	16,421,211	4.15
Demand deposits	2,238,409		2,363,692
Other liabilities	318,265		310,950
Shareholders' equity:
Preferred stock, common stock, surplus
and retained earnings	1,581,755		1,521,581
Net unrealized gain/(loss) on S.A.F.S	(73,375)		1,161
Total liabilities and
shareholders' equity	$21,566,604		$20,618,595

Net Interest Spread		3.48%		3.67%

Net Interest Income as a Percentage of Average Earning Assets		4.05%		4.21%

Credit Loss Reserve Summary
(Amounts in thousands) (Unaudited)

	Q3-00	Q2-00	Q1-00	Q4-99	Q3-99

Beginning Reserve	$219,680	$211,540	$206,279	$206,819	$203,091

Provision	8,599	16,970	14,632	12,870	8,358

Net Charge-offs	4,739	8,830	9,955	13,410	4,630

Other	373	-	584	-	-

Ending Reserve	$223,913	$219,680	$211,540	$206,279	$206,819

Net Loan Charge-offs

Commercial Loans	$2,029	$5,889	$6,260	$8,727	$771
Consumer Loans	2,534	2,710	3,166	3,624	3,248
Real Estate-Mortgages	176	231	529	1,059	611

Total Net Loan Charge-offs	$4,739	$8,830	$9,955	$13,410	$4,630

Net Charge-off Ratio	0.12%	0.23%	0.28%	0.42%	0.15%

Selected Mortgage Banking Information
(Unaudited)		For the Quarter Ended

	09/30/2000	06/30/2000	03/31/2000	12/31/1999	09/30/1999
Net mortgage banking revenue (thousands)	$45,020	$44,840	$42,843	$49,896	$47,127
Mortgage originations (millions)	$2,400	$2,330	$1,960	$2,216	$2,739
Retail originations as a percentage of mortgage originations	55%	59%	55%	56%	55%
Home purchases as a percentage of mortgage originations	77%	79%	72%	72%	73%
Mortgage originations percentage by loan type:
Conventional loans	65%	62%	60%	56%	58%
FHA/VA loans	27%	30%	30%	34%	33%
Sub-prime loans	8%	8%	10%	10%	9%
Mortgage loan sales (millions)	$2,335	$2,253	$1,819	$2,349	$2,804
Loans serviced for others (millions)	$15,367	$14,154	$15,358	$14,726	$15,113
Mortgage servicing rights (millions)	$293	$267	$287	$278	$278
Servicing portfolio weighted average coupon	7.57%	7.46%	7.54%	7.45%	7.41%
Number of branch offices/states	147/31	152/31	149/31	147/32	152/31

Mortgage Servicing Rights
Balance at beginning of period	$267,159	$286,707	$277,544	$277,642	$274,798
Additions	74,798	40,075	51,934	52,832	54,450
Sales	(41,372)	(52,036)	(34,461)	(43,051)	(38,181)
Amortization	(7,625)	(7,587)	(8,310)	(9,879)	(13,425)
Balance at end of period	$292,960	$267,159	$286,707	$277,544	$277,642
Estimated fair value of mortgage servicing rights	$320,000	$309,000	$343,000	$323,000	$340,000